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                         SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549

                                --------------------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  NOVEMBER 18, 1998
                                                  -----------------------------

                                 OAK TECHNOLOGY, INC.
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             (Exact name of registrant as specified in charter)

        DELAWARE                      0-25298                 77-0161486
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(State of incorporation        (Commission File Number)      (IRS Employer
   or organization)                                        Identification No.)


139 KIFER COURT, SUNNYVALE, CALIFORNIA                               94086
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (408) 737-0888
                                                    ---------------------------

                                         NONE
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          (Former name or former address, if changed since last report)


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Item 5.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


     On November 18, 1998, Oak Technology, Inc. (the "Company") amended its Rights Agreement, dated August 19, 1997 (the "Rights Plan"), to eliminate those provisions that require that certain actions may only be taken by "Continuing Directors." This Amendment to the Rights Plan was made in response to the Delaware Court of Chancery's recent decision in CARMODY V. TOLL BROTHERS, INC. In the view of the Company's Board of Directors, based on advice of counsel, the TOLL BROTHERS decision has cast doubt on the legality under Delaware law of "Continuing Directors" provisions, also referred to as "dead-hand" provisions, in many existing shareholder rights plans. Although the opinion related to the denial of a motion to dismiss an action challenging the "Continuing Directors" provision and not an opinion addressing the actual validity of the provision under Delaware law, the Delaware court stated that a "Continuing Directors" provision was open to challenge under Delaware law on both statutory and fiduciary grounds. A "Continuing Directors" provision provides that outstanding rights can only be redeemed by "continuing directors," which is generally defined to mean directors who were members of the board at the time the Rights Agreement was adopted and any other person who subsequently becomes a member of the board if such person's nomination for election to the board was recommended or approved by a majority of the continuing directors. While the Company's Rights Plan differs in significant respects from the plan considered in the TOLL BROTHERS case, particularly as regards to the "Continuing Directors" provisions thereof, the Board of Directors believes the disputed validity of these provisions under the TOLL BROTHERS opinion warrants action to amend the Rights Plan. The Amendment to the Rights Agreement was included as Exhibit 1 to the Company's Registration Statement on Form 8-A/A Amendment No. 1 as filed on November 25, 1998 and is attached hereto as Exhibit 1 and is incorporated by reference herein.

Item 7.  EXHIBITS.


1.   Amendment to the Company's Rights Agreement.(1)


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     (1) Incorporated by reference to the registrant's Registration Statement on
     Form 8-A/A, as filed with the Securities and Exchange Commission on
     November 25, 1998.
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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   OAK TECHNOLOGY, INC.

DATE:  November 24, 1998           By:   /s/ SHAWN M. SODERBERG
                                   Name:  Shawn M. Soderberg
                                   Title: Vice President and General Counsel

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                                    EXHIBIT INDEX


     Exhibit Number                Document Description
     --------------                --------------------



     1.   Amendment to the Company's Rights Agreement(1)


          --------------------------------------------------


          (1) Incorporated by reference to the registrant's Registration Statement on Form 8-A/A as filed with the Securities and Exchange Commission on November 25, 1998.